UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds

                                                       (Exact name of registrant as specified in charter)

3007 Dehesa Road, El Cajon, CA     92019

                                                                              (Address of principal executive offices)

                                                     (Zip code)

John Tang

3007 Dehesa Road, El Cajon, CA 92019

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sycuan US Value Fund

SEMI-ANNUAL REPORT

March 31, 2005

Sycuan U.S. Value Fund

Semi-Annual Commentary

October 1, 2004 - March 31, 2005

The Fund

The Sycuan U.S. Value Fund advanced 3.5% for the period from October 1, 2004 through March 31, 2005.  For the same period, the Russell 1000 Value Index gained 10.5%.

Gains among holdings in the tobacco and insurance industries had the most substantial influence on the Fund's returns.  Among the better-performing holdings in these industries were Altria (tobacco), Loews (insurance), and Unum Provident (insurance).  Conversely, declines for holdings in the automobiles industry detracted from performance.

During the period, we sold our positions in such companies as UST (tobacco), May Department Stores (multiline retail), and AT&T (diversified telecom services) as their market prices advanced toward our estimates of their fair values.  We purchased shares of companies such as Nationwide Financial Services (insurance) and Sun Microsystems (computers & peripherals) at prices that we consider attractive.

As a result of this buying and selling, the Fund's industry exposure shifted slightly during the quarter.  For example, exposure in the pharmaceuticals industry increased while the Fund's weighting in the diversified telecom services industry declined.

As of March 31, 2005 the Fund's most substantial weighting was in the pharmaceuticals industry.

The Markets

Stocks in the United States tended to advance for the six-month period ending March 31, 2005.  The Dow Jones Industrial Average gained 5.4%, the S&P 500 Index rose 6.9%, and the technology-heavy Nasdaq Composite advanced 5.7%.

The economy also showed signs of growth as the Commerce Department confirmed an earlier estimate of GDP growth of 3.8% for the fourth quarter.  Durable-goods orders climbed more than 10% last year, the best showing since 1994.  In March, a Labor Department report revealed U.S. businesses added more than 250,000 workers the previous month.  Sales of previously owned homes rose to the highest annual level on record, the National Association of Realtors reported.

However, another Department of Labor report indicated consumer prices (excluding food and energy) advanced at the fastest rate since mid-2002.  The Federal Reserve reported core personal expenditures climbed from the previous month.  Crude oil prices also increased, closing above $50 a barrel.

Current Strategy

As a bottom-up manager, we do not make top-down projections for sectors, industries, the economy, or interest rates.  We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and an estimate of their long-term intrinsic values.  Applied in the United States the same way we apply it around the world, our investment process continues to uncover opportunities we consider promising.  In our opinion, the fundamental strengths of portfolio holdings increase our optimism for long-term outperformance.

2005 Semi-Annual Report  1

We do not measure investment success over a quarter or year, but over a long-term market cycle of three to five years.  We remain confident that the continued application of our investment philosophy will reward patient investors over the long term.  We appreciate your continued confidence.

Sincerely,

Brandes Investment Partners®

Brandes Investment Partners® is a registered trademark in the United States.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security.  It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein.  Please note that all indices are unmanaged and are not available for direct investment; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-877-59-FUNDS and read it carefully before investing. The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

Sycuan US Value Fund

PERFORMANCE INFORMATION (Unaudited)

March 31, 2005 NAV $11.33

Average annual rate of return (%) for the period ended March 31, 2005

        Since

                                                             1 Year(A)                Inception(A)

Sycuan US Value Fund

              3.38%

                    10.68%

Russell 1000 Value Index(B)

            13.16%

                    18.08%

Standard & Poor’s 500 Index(C)

              6.69%

        11.06%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan US Value Fund was October 10, 2003.

(B)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.  It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

(C)The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2005 Semi-Annual Report  2

Sycuan US Value Fund

Sycuan Fund By Industry Sectors

(Unaudited)

  INDUSTRY SECTOR                                                                   PERCENTAGE OF NET ASSETS

  1. Airlines

0.98%

  2. AutoComponents

3.61%

  3. Automobiles

5.94%

  4. Capital Markets

2.03%

  5. Commercial Services & Supplies

0.82%

  6. Communication Equipment

3.05%

  7. Computers & Peripherals

5.07%

  8. Diversified Financial Services

            1.71%

  9. Diversified Telecom. Services

                      11.84%

10. Food & Staples Retailing

          12.01%

11. Health Care Providers & Servicest

3.96%

12. Household Durables

3.84%

13. IT Services

4.40%

14. Insurance

6.75%

15. Office Electronics

2.50%

16. Oil & Gas

2.08%

17. Pharmaceuticals

          16.73%

18. Semiconductors & Equipment

            3.53%

19. Specialty Retail

2.58%

20. Tobacco

3.88%

21. Cash & Equivalents and Other Assets in Excess of Liabilities                          2.69%

PROXY VOTING GUIDELINES (Unaudited)

Sycuan Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-899-8344). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2005 Semi-Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses  with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2004 and held through March 31, 2005.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                       Expenses Paid

                                              Beginning                           Ending                    During the Period*

                                          Account Value                  Account Value             September 30, 2004

                           September 30, 2004            March 31, 2005              to March 31, 2005

Actual                                     $1,000.00                         $1,034.68                          $7.59

Hypothetical                            $1,000.00                         $1,017.40                          $7.52

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2005 Semi-Annual Report  4

Sycuan US Value Fund

		Schedule of Investments
		March 31, 2005 (Unaudited)

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Airlines
920	AMR Corp *	9,844
1,510	Delta Air Lines, Inc. *	6,115
		15,959	0.98%

Auto Components
5,680	Delphi Corp.	25,446
2,480	Goodyear Tire & Rubber *	33,108
		58,554	3.61%

Automobiles
4,430	Ford Motor Co.	50,192
1,570	General Motors Corp.	46,142
		96,334	5.94%

Capital Markets
950	JP Morgan Chase and Co.	32,870	2.03%

Commercial Services & Supplies
460	Waste Management, Inc.	13,271	0.82%

Communication Equipment
17,990	Lucent Technologies *	49,473	3.05%

Computers & Peripherals
2,200	Hewlett Packard Company	48,268
8,400	Sun Microsystems *	33,936
		82,204	5.07%

Diversified Financial Services
730	CIT Group Inc.	27,740	1.71%

Diversified Telecom. Services
2,540	BellSouth Corporation	66,777
2,720	SBC Communications, Inc.	64,437
1,710	Verizon Communications	60,705
		191,919	11.84%

Food & Staples Retailing
3,220	Albertson's Inc.	66,493
3,850	Kroger Co.*	61,716
3,580	Safeway Inc. *	66,337
		194,546	12.01%

Health Care Providers & Services
2,020	Service Corp. International	15,109
4,260	Tenet Healthcare Corporation *	49,118
		64,227	3.96%

Household Durables
590	American Greetings Corp. A Shares	15,033
1,490	Newell Rubbermaid Inc.	32,691
710	Tupperware Corporation	14,456
		62,180	3.84%

IT Services
2,240	Electronic Data Systems Corp	46,301
3,550	Unisys Corp. *	25,063
		71,364	4.40%

Insurance
430	Loews Corp	31,622
550	Nationwide Financial Services	19,745
950	Phoenix Companies Inc.	12,141
2,700	Unum Provident Corp	45,954
		109,462	6.75%

Office Electronics
2,670	Xerox Corporation *	40,451	2.50%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2005 Semi-Annual Report  5

Sycuan US Value Fund

	Schedule of Investments
	March 31, 2005 (Unaudited)

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Oil & Gas
3,180	El Paso Corporation	33,644	2.08%

Pharmaceuticals
2,480	Bristol -Myers Squibb Co.	63,141
2,120	Merck & Co.	68,624
2,050	Pfizer Inc.	53,854
3,500	Schering-Plough Corp	63,525
520	Wyeth	21,934
		271,078	16.73%

Semiconductors & Equipment
5,530	Micron Technology *	57,180	3.53%

Specialty Retail
1,620	Toys R Us *	41,731	2.58%

Tobacco
750	Altria	49,042
170	Reynolds American	13,700
		62,742	3.88%

Total for Common Stock (Cost $1,644,461)		1,576,929	97.31%

Cash Equivalents
42,439	First American Treasury Obligation Fund Cl S 1.97% **	42,439	2.62%
	(Cost - $42,439)

	Total Investments	1,619,368	99.93%
	(Cost - $1,686,900)

	Other Assets in Excess of Liabilities	1,094	0.07%

	Net Assets	$ 1,620,462	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown represents the rate at March 31, 2005.

The accompanying notes are an integral part of the

financial statements.

2005 Semi-Annual Report  6

Sycuan US Value Fund

Statement of Assets and Liabilities
March 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 1,619,368
(Cost - $1,686,900)
Cash	998
Receivables:
Dividends and Interest	2,143
Total Assets	1,622,509
Liabilities
Management Fees Payable	2,047
Total Liabilities	2,047
Net Assets	$ 1,620,462
Net Assets Consist of:
Capital Paid In	1,640,896
Accumulated Undistributed Net Investment Income	2,108
Realized Gain (Loss) on Investments - Net	44,990
Unrealized Appreciation(Depreciation) in Value
of Investments Based on Identified Cost - Net	(67,532)
Net Assets, for 143,027 Shares Outstanding	$ 1,620,462
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($1,620,462/143,027 shares)	$ 11.33

Statement of Operations
For the six months ended March 31, 2005 (Unaudited)
Investment Income:
Dividends	$ 14,472
Interest	308
Total Investment Income	14,780
Expenses: (Note 3)
Management Fees	10,878
Total Expenses	10,878

Net Investment Income	3,902

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	51,378
Net Change In Unrealized Appreciation (Depreciation) on Investments	(15,576)
Net Realized and Unrealized Gain (Loss) on Investments	35,802

Net Increase (Decrease) in Net Assets from Operations	$ 39,704

The accompanying notes are an integral part of the

financial statements.

2005 Semi-Annual Report  7

Sycuan US Value Fund

Statement of Changes in Net Assets
	(Unaudited)
	10/1/2004		10/10/2003 *
	to		to
	3/31/2005		9/30/2004
From Operations:
Net Investment Income	$ 3,902		$ 6,892
Net Realized Gain (Loss) on Investments	51,378		19,461
Net Change In Unrealized Appreciation (Depreciation)	(15,576)		(51,956)
Increase (Decrease) in Net Assets from Operations	39,704		(25,603)
From Distributions to Shareholders:
Net Investment Income	(8,536)		(150)
Net Realized Gain from Security Transactions	(25,848)		0
Change in Net Assets from Distributions	(34,384)		(150)
From Capital Share Transactions:
Proceeds From Sale of Shares	254,068		1,252,992
Net Asset Value of Shares Issued on Reinvestment of Distributions	34,384		150
Cost of Shares Redeemed	(699)		0
Net Increase (Decrease) from Shareholder Activity	287,753		1,253,142

Net Increase (Decrease) in Net Assets	293,073		1,227,389

Net Assets at Beginning of Period	1,327,389		100,000
Net Assets at End of Period (including accumulated undistributed	$ 1,620,462		$ 1,327,389
net investment income of $2,108)

Share Transactions:
Issued	21,835		108,409
Reinvested	2,832		14
Redeemed	(62)		-
Net increase (decrease) in shares	24,605		108,422
Shares outstanding beginning of period	118,422		10,000
Shares outstanding end of period	143,027		118,422

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	10/1/2004		10/10/2003 *
	to		to
	3/31/2005		9/30/2004
Net Asset Value -
Beginning of Period	$ 11.21		$ 10.00
Net Investment Income/(Loss) ***	0.03		0.10
Net Gains or Losses on Securities ******
(realized and unrealized)	0.38		1.12
Total from Investment Operations	0.41		1.22

Distributions (From Net Investment Income)	(0.07)		(0.01)
Distributions (From Capital Gains)	(0.22)		0.00
Total Distributions	$ (0.29)		$ (0.01)

Net Asset Value -
End of Period	$ 11.33		$ 11.21
Total Return*****	3.47%	****	12.23%	****
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,620		1,327

Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.54%	**	0.87%	**
Portfolio Turnover Rate	43.48%	**	29.48%	**

* commencement of operations
** annualized
*** based on average daily shares outstanding
**** not annualized
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
****** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period.
It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions for the period.

The accompanying notes are an integral part of the

financial statements.

2005 Semi-Annual Report  8

NOTES TO FINANCIAL STATEMENTS

SYCUAN US VALUE FUND

March 31, 2005 (Unaudited)

1.)  ORGANIZATION

Sycuan US Value Fund (the "Fund") is a non-diversified series of the Sycuan Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operations on October 10, 2003.  The Fund's investment objective is capital appreciation.

2.)  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Sub-Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

SECURITY TRANSACTION TIMING:  The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

2005 Semi-Annual Report  9

Notes to the Financial Statements - continued (Unaudited)

the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3.)  INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the six month period ended March 31, 2005, the Adviser earned management fees totaling $10,878 of which $2,047 was due to the Adviser on March 31, 2005. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Fund.

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

The Trustees who are not interested persons of the Fund were paid $8,000 in Trustees fees through March 31, 2005 by the Adviser.

The Adviser has engaged Brandes Investment Partners, L.L.C. ("Brandes" or the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser pays Brandes compensation at the annual rate of 0.50% of the Fund's average daily net assets.

4.)  INVESTMENTS

For the six month period ended March 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $548,756 and $307,640 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2005 was $1,686,900.  At March 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                 (Depreciation)

Net Appreciation (Depreciation)

   $93,362                        ($160,894)                                  ($67,532)

As of March 31, 2005, there were no book to tax differences in net unrealized appreciation or cost of investments.

5.)  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2005, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 81.34% of the Fund and thus may be deemed to control the Fund.

6.) CAPITAL SHARES

At March 31, 2005 an indefinite number of shares of beneficial interest were authorized. 143,027 shares were issued and outstanding and paid in capital was $1,640,896.

7.) DISTRIBUTABLE EARNINGS

On December 27, 2004 a distribution of $0.2880 per share was declared. The distribution was paid on December 28, 2004 to shareholders of record on December 27, 2004.

The tax character of distributions paid during the six month period ended March 31, 2005 was as follows:

Distributions paid from                                   Per Share

Ordinary Income:                             $   0.0715

Short-term Capital Gain                         0.2119

Long-term Capital Gain                          0.0046

                                                      $   0.2880

2005 Semi-Annual Report  10

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Henry R. Murphy

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

Brandes Investment Partners, LLC

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditors

Cohen McCurdy, Ltd.

This report is provided for the general information of the shareholders of the Sycuan US Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By : /s/ Henry Murphy

Henry Murphy

President

Date                           6-2-05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Henry Murphy

Henry Murphy

President

Date                           6-2-05

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date                           6-2-05